Intangible Assets	9 Months Ended
Sep. 30, 2023
Goodwill and Intangible Assets Disclosure [Abstract]
Intangible Assets

5. Intangible assets

The Company’s intangible assets consisted of the following:

Gross carrying value	September 30, 2023	December 31, 2022
Brands	$164,315	$165,283
Software development costs	845,655	787,492
Customer relationships	1,519,837	1,505,839
Computer software	37,532	38,857
Total	2,567,339	2,497,471

Accumulated amortization
Brands	94,758	83,317
Software development costs	542,457	472,791
Customer relationships	714,642	624,756
Computer software	26,860	25,149
Total	1,378,717	1,206,013
Intangible assets, net	$1,188,622	$1,291,458

Amortization expense on intangible assets for the three months ended September 30, 2023 and 2022, was $65,294 and $64,578, respectively. Amortization expense on intangible assets for the nine months ended September 30, 2023 and 2022 was $192,451 and $194,073, respectively. During the nine months ended September 30, 2023, we purchased multiple merchant portfolios for a purchase price of $27,407, including contingent consideration, which were accounted for as asset acquisitions. The remaining increase in gross intangible assets during the nine months ended September 30, 2023, relates to software development costs.

The Company performs an impairment analysis on intangibles assets with finite lives when events and circumstances have occurred that would indicate the carrying amount of intangible assets may not be recoverable. For the three and nine months ended September 30, 2023, $0 and $275 of impairment expense was recognized related to software development costs, respectively. For both the three and nine months ended September 30, 2022, $4,036 of impairment expense was recognized related to software development costs.